United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                November 5, 2004
                                ----------------


                                   FNB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       000-49693                                           92-2115369
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


975 El Camino Real, South San Francisco, California                     94080
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     (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

           On November 5, 2004, First National Bank of Northern California (the "Bank"), a national banking association wholly owned by the registrant, entered into (and announced its signing of) an Acquisition Agreement with Sequoia National Bank, a national banking association with offices in San Francisco, California ("Sequoia") and Hemisphere National Bank, a national banking association based in Miami, Florida ("Hemisphere"), pursuant to which the Bank proposes to acquire all of the assets and San Francisco banking operations of Sequoia and Hemisphere proposes to simultaneously acquire the remaining national bank charter of Sequoia, including Sequoia's regulatory authority to establish branch offices elsewhere in the State of California. These all-cash transactions will be taxable to the Sequoia shareholders.

           A copy of the Acquisition Agreement, as signed by the Bank, Sequoia and Hemisphere on November 5, 2004, is attached to this report as Exhibit 2.2 and is incorporated here by reference.

           On November 5, 2004, the registrant issued a Press Release, "First National Bank to Acquire Business of Sequoia National Bank," to announce the signing of the Acquisition Agreement. A copy of the Press Release is attached to this report as Exhibit 2.3 and is incorporated here by reference.

           The Acquisition Agreement has been approved by the respective Boards of Directors of the Bank, Sequoia and Hemisphere. Consummation of the transactions contemplated by the Acquisition Agreement is presently expected to occur during the first quarter of 2005, subject to the satisfaction of various conditions set forth in the Acquisition Agreement, including approval of the Sequoia shareholders, the receipt of all necessary bank regulatory approvals and other conditions customary for transactions of this type.

           Also on November 5, 2004, in accordance with the provisions of the Acquisition Agreement, the Bank entered into a Director-Shareholder Agreement with Peter T. Paul, Chairman and Chief Executive Officer of Sequoia, and with a majority of the other members of the Sequoia Board of Directors, pursuant to which Mr. Paul and such Directors have agreed to vote all of their shares of Sequoia Common Stock in favor of, and to approve, the transactions described in the Acquisition Agreement, and to recommend similar approval by the other Sequoia shareholders, at a special meeting of Sequoia shareholders to be called and held for the purpose of considering such transactions. Mr. Paul currently owns approximately 62 percent of the outstanding Common Stock of Sequoia.

           A copy of the Director-Shareholder Agreement signed between the Bank and each of Peter T. Paul, Tamara Blake, Kristen R. Decker, Paul Casellini, Gilbert J. MacQuarrie and Leonard B. Auerbach is attached to this report as
Exhibit 2.4 and is incorporated here by reference.


Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

           (c)   Exhibits
                 --------

                 2.2 Acquisition Agreement dated November 5, 2004, signed among First National Bank of Northern California, Sequoia National Bank and Hemisphere National Bank, which includes the following forms as schedules which have been omitted from this report and which the registrant agrees to furnish to the Commission supplementally upon request:

                         Exhibit A:   Consolidation Agreement
                         Exhibit B:   Paying Agent Agreement
                         Exhibit C:   Escrow Agent Agreement
                         Exhibit D:   Plan of Liquidation
                         Exhibit E:   Indemnification Agreement of FNB
                         Exhibit F:   Indemnification Agreement of Peter T. Paul
                         Exhibit G:   Stock Purchase Agreement
                         Exhibit H:   Bank Merger Agreement
                         Exhibit I:   Director-Shareholder Agreement
                         Exhibit J:   Director-Officer Agreement
                         Exhibit K:   Noncompetition Agreement of HNB

                 2.3 Press Release of November 5, 2004, announcing Acquisition Agreement

                 2.4 Form of Director-Shareholder Agreement dated November 5, 2004, as signed between First National Bank of Northern California and each of Peter T. Paul, Tamara Blake, Kristen R. Decker, Paul Casellini, Gilbert J. MacQuarrie, and Leonard B. Auerbach


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   FNB BANCORP (Registrant)


Dated: November 8, 2004.                           By: /s/ JAMES B. RAMSEY
                                                       -------------------------
                                                       James B. Ramsey
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit                            Description                              Page
-------                            -----------                              ----

2.2       Acquisition Agreement dated November 5, 2004, signed among          5
          First National Bank of Northern California, Sequoia National
          Bank and Hemisphere National Bank.

2.3       Press Release of November 5, 2004, announcing signing of           44
          Acquisition Agreement.

2.4       Form of Director-Shareholder Agreement dated November 5, 2004      47
          signed between First National Bank of Northern California and each of Peter T. Paul, Tamara Blake, Kristen R. Decker, Paul Casellini, Gilbert J. MacQuarrie, and Leonard B. Auerbach.